Supplement dated November 12, 2026 to the
Prospectus for your Variable Annuity
Issued by

EVERLAKE LIFE INSURANCE COMPANY

This supplement contains information about changes to Variable Sub-Accounts available in your annuity contract (“Contract”) issued by Everlake Life Insurance Company. Your Contract may not offer all the Variable Sub-Accounts described below.

Investment Option Update
This Supplement is to inform you that there are changes to the names of underlying Portfolios for Variable Sub-Accounts that are available in your Contract. You may not have funds invested in the Portfolios being referenced below, but you are receiving this Supplement because one of the Portfolios is available to you.

Portfolio Name Changes:
Effective May 1, 2027 (the “Effective Date”), all references to the following Portfolios are changed as follows:
Portfolio Current Name	Portfolio Revised Name
Franklin Growth and Income VIP Fund – Class 2	Franklin Equity Income VIP Fund – Class 2
Templeton Growth VIP Fund – Class 2	Templeton Global Equity VIP Fund – Class 2

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed.

If you have any questions or would like another copy of the current Contract or Portfolio Prospectus, please call us at 1-800-457-7617.

Please keep this notice together with your prospectus for future reference.
No other action is required of you.

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